© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved. November 5, 2009 Q1 Fiscal 2010 Investor/Analyst Call Exhibit 99.2

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and
GAAP Reconciliation
Forward-Looking Statements and
GAAP Reconciliation
contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form
10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include
(but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; declining economic conditions could adversely affect our results of operations and financial condition; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under a consent decree with the FDA and our failure to comply with the requirements of the consent decree may have an adverse effect on our business; and we may face significant uncertainty in the industry due to government healthcare reform.  This presentation reflects management’s views as of November 5, 2009. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
financial measures. Reconciliations can be found on slide 10 of this presentation.  In addition, definitions and the Investor Relations tab.
reconciling information can be found on CareFusion’s website at www.carefusion.com under the SEC Filings link of
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Today’s Speakers
Today’s Speakers
Dave Schlotterbeck Chairman and Chief Executive Officer
Ed Borkowski Chief Financial Officer

Q1 Fiscal 2010 Results Q1 Fiscal 2010 Results © 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q1 Fiscal 2010 Quarterly Review
Q1 Fiscal 2010 Quarterly Review
GAAP Adjusted
$M
%
Change¹
$M
%
Change¹
Revenue $923 1% $923 1%
Operating Earnings²
$117 30% $134 12%
Operating Expenses²
$334 (4)% $317 0%
Earnings From Continuing
Operations³
$55 83% $87 71%
Diluted EPS From Continuing
Operations³
$0.25 79% $0.39 70%

1  % Change over prior year quarter.
2 Adjusted operating earnings and adjusted operating expenses are Non-GAAP measures that excludes one-time items related to restructuring and acquisition integration charges and one-time spinoff related costs.
3 Adjusted earnings from continuing operations and adjusted diluted earnings per share are Non-GAAP measures that excludes one-time items related to restructuring and acquisition integration charges, one-time spinoff related costs and non-recurring tax items.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q1 Fiscal 2010 Segment Analysis
Q1 Fiscal 2010 Segment Analysis
GAAP Adjusted
Critical Care Technologies $M
%
Change¹
$M
%
Change¹
Revenues $617 0% $617 0%
Segment Profit²
$101 35% $112 16%
Medical Technologies and
Services
$M
%
Change¹
$M
%
Change¹
Revenues $306 3% $306 3%
Segment Profit²
$16 7% $22 (8)%

1 % Change over prior year quarter.
2 Adjusted segment profit is a Non-GAAP measure that excludes one-time items related to restructuring and acquisition integration charges and one-
time spinoff related costs.

Fiscal 2010 Guidance Fiscal 2010 Guidance © 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Revised Fiscal 2010
Financial Guidance
Revised Fiscal 2010
Financial Guidance
Updated
FY10 Outlook
Previous
FY10 Outlook¹
Total Revenue (millions) $3,850 - $4,000
$3,850 - $4,000
Gross Margin ~47% - 48% 46%
Adjusted Operating Expenses²
35% of total revenue 34% of total revenue
Adjusted Tax Rate³
~25% - 26%
~25%
Adjusted Diluted EPS³
$1.35 - $1.45 $1.10 - $1.20
One-time Items 4 ~$120 - $130 ~$120 - $130
Diluted weighted average
shares outstanding
~221M ~228M
Capital Expenditures $180
$180

1 Provided by CareFusion on August 18, 2009.
2   Adjusted operating expenses is a Non-GAAP measure that excludes one-time items related to restructuring and acquisition integration charges and one-
time spinoff related costs.
3 Adjusted tax rate and adjusted diluted earnings per share are Non-GAAP measures that excludes one-time items related to restructuring and acquisition integration charges, one-time spinoff related costs, non-recurring tax items and discontinued operations.
4 One-time items are related to restructuring and acquisition integration charges, one-time spinoff related costs and non-recurring tax items.

Q&A Q&A © 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2009 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Non-GAAP Reconciliations
Non-GAAP Reconciliations
FY10 Q1
GAAP
$M
One-Time
Items
1
$M
FY10 Q1
Adjusted
$M
Operating Expenses $334 $(17) $317
Operating Earnings $117 $17 $134
Earnings From Continuing
Operations
$55 $32 $87
Diluted EPS From Continuing
Operations
$0.25 $0.14 $0.39
Critical Care Technologies
Segment Profit
$101 $11 $112
Medical Technologies and Services
Segment Profit
$16 $6 $22

1   One-time items are related to restructuring and acquisition integration charges, one-time spinoff related costs and non-recurring tax items.
Note:
Relations tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on November 5,
2009.
A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at  www.carefusion.com
under the SEC Filings link of the Investor